              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
             Securities and Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2) )
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.149-11 ( c) or
      Section 240.14a-12

                  Morgan Stanley Municipal Premium Income Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                  LouAnne D. McInnis
--------------------------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

                Payment of Filing Fee (check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


      Set forth the amount on which the filing fee is calculated and state how it was determined.

4)    Proposed maximum aggregate value of transaction:

5)    Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously paid:

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed:

                 MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 18, 2002


     The Annual Meeting of Shareholders of MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in Room 208, 2nd Floor, at 1221 Avenue of the Americas, New York, New York 10020, on December 18, 2002 at 9:00 a.m., New York City time, for the following purposes:


MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

      1. To elect two (2) Trustees to serve until the year 2005 Annual Meeting, or in each case, until their successors shall have been elected and qualified; and

      2. To transact such other business as may properly come before the Meeting or any adjournment thereof.


MATTER TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

     To elect one (1) Trustee, to serve until the year 2005 Annual Meeting or until his successor shall have been elected and qualified.

     Shareholders of record as of the close of business on October 23, 2002 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                  BARRY FINK,
                                   Secretary

November 4, 2002
New York, New York


                                   IMPORTANT

   YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                 MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST

                          1221 AVENUE OF THE AMERICAS,
                           NEW YORK, NEW YORK 10020

                             ---------------------
                                PROXY STATEMENT
                             ---------------------
                         ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 18, 2002

     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on December 18, 2002 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about November 11, 2002.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for the nominee for election as Trustee to be elected by all shareholders ("Shareholders"), and for the nominee for election as Trustee to be elected by only the preferred shareholders ("Preferred Shareholders") set forth in the attached Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Shareholders of record as of the close of business on October 23, 2002, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On October 23, 2002 there were outstanding 20,278,254 Common Shares of beneficial interest and 1,000 Preferred Shares of beneficial interest of the Trust, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust, or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, the Trust may employ Alamo Direct Mail Services, Inc. ("Alamo") as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Trust. In the event it appears that the required number of votes to achieve quorum is not received, the Trust may utilize D.F. King & Co., Inc. ("D.F. King") to obtain the necessary votes to achieve quorum at a cost of approximately $3,000 to the Trust plus expenses as outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, D.F. King, Alamo and Morgan Stanley Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, and providing additional materials upon shareholder request, which would be borne by the Trust. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact.


                           (1) ELECTION OF TRUSTEES

     The number of Trustees has currently been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at eight. There are presently eight Trustees, three of whom are standing for election at this Meeting to serve until the year 2005 Annual Meeting, in accordance with the Trust's Declaration of Trust. At the Meeting, two Trustees (Michael Bozic and James F. Higgins) are to be elected to the Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares voting together as a single class. Additionally, pursuant to the Declaration of Trust and the Investment Company Act of 1940, one Trustee (Charles A. Fiumefreddo) is to be elected to the Trust's Board of Trustees by the holders of the Preferred Shares voting separately as a single class.

     Five of the current eight Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson and Michael E. Nugent) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940 as amended (the "1940 Act"). The other three current Trustees, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell are "interested persons" (as that term is defined in the 1940
Act) of the Trust and Morgan Stanley Investment Advisors and thus are not Independent Trustees. The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees previously have been elected by the Shareholders of the Trust.

     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
Michael Bozic, Charles A. Fiumefreddo and James F. Higgins. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of the Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. The election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the Preferred Shareholders requires the approval of a majority of the Preferred Shares represented and entitled to vote at the Meeting (voting separately as a single class).

     Pursuant to the provisions of the Trust's Declaration of Trust, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of Trustees previously determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I -- Messrs. Bozic, Fiumefreddo and Higgins; Class II -- Messrs. Hedien and Johnson; and Class III -- Messrs. Garn, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. In addition, the Board has further determined that one each of the Class I Trustees and the Class II Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and Manuel H. Johnson serve as Trustees of the Trust's Board of Trustees on behalf of the Preferred Shareholders, the term of each to expire with his designated Class. In accordance with the above, the Trustees in Class I are standing for election at this Meeting and, if elected, will serve until the year 2005 Annual Meeting or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years.

     The tables below set forth the following information regarding the nominees for election as Trustee, and each of the other Trustees (both the Independent Trustees and the Interested Trustees), as well as the executive officers of the Trust: business occupations during the last five years, age, term of office and length of time served as of October 23, 2002, positions with the Trust, number of shares owned, number of portfolios in the Fund Complex (defined below) overseen by each Trustee or nominee Trustee and other directorships or trusteeships held by each Trustee in companies which file periodic reports with the Securities and Exchange Commission, including the 95 investment companies, including the Fund, for which Morgan Stanley Investment Advisors serves as investment manager or investment advisor (referred to herein as the "Morgan Stanley Funds") and the 2 investment companies, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which Morgan Stanley Investment Advisors' wholly-owned subsidiary, Morgan Stanley Services, serves as manager and TCW Investment Management Company serves as investment adviser (referred to herein as the "TCW/DW Term Trusts"). The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

INDEPENDENT TRUSTEES



                              POSITION(S)     LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH         TIME
     INDEPENDENT TRUSTEE       THE TRUST       SERVED*
---------------------------- ------------- ---------------
Michael Bozic (61)           Trustee       Trustee since
c/o Mayer, Brown, Rowe &                   April 1994
Maw
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)           Trustee       Trustee since
c/o Summit Ventures LLC                    January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (68)         Trustee       Trustee since
c/o Mayer, Brown, Rowe &                   September
Maw                                        1997
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Dr. Manuel H. Johnson (53)   Trustee       Trustee since
c/o Johnson Smick                          July 1991
International, Inc.
1133 Connecticut Avenue,
N.W.
Washington, D.C.

Michael E. Nugent (66)       Trustee       Trustee since
c/o Triumph Capital, L.P.                  July 1991
237 Park Avenue
New York, NY



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
  NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                    PAST 5 YEARS                 BY TRUSTEE            BY TRUSTEE
---------------------------- ----------------------------------------- -------------- ---------------------------
Michael Bozic (61)           Retired; Director or Trustee of the       129            Director of Weirton Steel
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and TCW/DW                          Corporation.
Maw                          Term Trusts; formerly Vice Chairman
Counsel to the Independent   of Kmart Corporation (December
Trustees                     1998-October 2000), Chairman and
1675 Broadway                Chief Executive Officer of Levitz
New York, NY                 Furniture Corporation (November
                             1995-November 1998) and President
                             and Chief Executive Officer of Hills
                             Department Stores (May 1991-July
                             1995); formerly variously Chairman,
                             Chief Executive Officer, President and
                             Chief Operating Officer (1987-1991)
                             of the Sears Merchandise Group of
                             Sears, Roebuck & Co.

Edwin J. Garn (70)           Director or Trustee of the Morgan         129            Director of Franklin
c/o Summit Ventures LLC      Stanley Funds and TCW/DW Term                            Covey (time management
1 Utah Center                Trusts; formerly United States Senator                   systems), BMW Bank of
201 S. Main Street           (R-Utah)(1974-1992) and Chairman,                        North America, Inc.
Salt Lake City, UT           Senate Banking Committee                                 (industrial loan
                             (1980-1986); formerly Mayor of Salt                      corporation), United
                             Lake City, Utah (1971-1974); formerly                    Space Alliance (joint
                             Astronaut, Space Shuttle Discovery                       venture between Lockheed
                             (April 12-19, 1985); Vice Chairman,                      Martin and the Boeing
                             Huntsman Corporation (chemical                           Company) and Nuskin
                             company); member of the Utah                             Asia Pacific (multilevel
                             Regional Advisory Board of Pacific                       marketing); member of the
                             Corp.                                                    board of various civic and
                                                                                      charitable organizations.

Wayne E. Hedien (68)         Retired; Director or Trustee of the       129            Director of The PMI
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and TCW/DW                          Group Inc. (private
Maw                          Term Trusts; formerly associated with                    mortgage insurance);
Counsel to the Independent   the Allstate Companies (1966-1994),                      Trustee and Vice
Trustees                     most recently as Chairman of The                         Chairman of The Field
1675 Broadway                Allstate Corporation (March                              Museum of Natural
New York, NY                 1993-December 1994) and Chairman                         History; director of
                             and Chief Executive Officer of its                       various other business and
                             wholly-owned subsidiary, Allstate                        charitable organizations.
                             Insurance Company (July
                             1989-December 1994).

Dr. Manuel H. Johnson (53)   Chairman of the Audit Committee           129            Director of NVR, Inc.
c/o Johnson Smick            and Director or Trustee of the                           (home construction);
International, Inc.          Morgan Stanley Funds and TCW/DW                          Chairman and Trustee of
1133 Connecticut Avenue,     Term Trusts; Senior Partner, Johnson                     the Financial Accounting
N.W.                         Smick International, Inc., a consulting                  Foundation (oversight
Washington, D.C.             firm; Co-Chairman and a founder of                       organization of the
                             the Group of Seven Council (G7C),                        Financial Accounting
                             an international economic                                Standards Board).
                             commission; formerly Vice Chairman
                             of the Board of Governors of the
                             Federal Reserve System and Assistant
                             Secretary of the U.S. Treasury.

Michael E. Nugent (66)       Chairman of the Insurance Committee       207            Director of various
c/o Triumph Capital, L.P.    and Director or Trustee of the                           business organizations.
237 Park Avenue              Morgan Stanley Funds and TCW/DW
New York, NY                 Term Trusts; director/trustee of
                             various investment companies
                             managed by Morgan Stanley
                             Investment Management Inc. and
                             Morgan Stanley Investments LP (since
                             July 2001); General Partner, Triumph
                             Capital, L.P., a private investment
                             partnership; formerly Vice President,
                             Bankers Trust Company and BT
                             Capital Corporation (1984-1988).

----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

INTERESTED TRUSTEES


                                POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH         TIME
      MANAGEMENT TRUSTEE         THE TRUST       SERVED*
------------------------------ ------------- ---------------
Charles A. Fiumefreddo (69)    Chairman      Trustee since
c/o Morgan Stanley Trust       and           July 1991
Harborside Financial Center,   Trustee
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          Trustee       Trustee since
c/o Morgan Stanley Trust                     June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Trustee       Trustee since
1585 Broadway                                April 1994
New York, NY



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING        OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS                BY TRUSTEE           BY TRUSTEE
------------------------------ --------------------------------------- -------------- -------------------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of     129            None
c/o Morgan Stanley Trust       the Morgan Stanley Funds and
Harborside Financial Center,   TCW/DW Term Trusts; formerly
Plaza Two,                     Chairman, Chief Executive Officer
Jersey City, NJ                and Director of the Investment
                               Manager, the Distributor and Morgan
                               Stanley Services, Executive Vice
                               President and Director of Morgan
                               Stanley DW, Chairman and Director
                               of the Transfer Agent and Director
                               and/or officer of various Morgan
                               Stanley subsidiaries (until June 1998)
                               and Chief Executive Officer of the
                               Morgan Stanley Funds and the
                               TCW/DW Term Trusts (until
                               September 2002).

James F. Higgins (54)          Director or Trustee of the Morgan       129            None
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW Term
Harborside Financial Center,   Trusts (since June 2000); Senior
Plaza Two,                     Advisor of Morgan Stanley (since
Jersey City, NJ                August 2000); Director of the
                               Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley (May
                               1999-August 2000), President and
                               Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan       129            Director of American
1585 Broadway                  Stanley Funds and TCW/DW Term                          Airlines, Inc. and its
New York, NY                   Trusts; Chairman of the Board of                       parent company, AMR
                               Directors and Chief Executive Officer                  Corporation
                               of Morgan Stanley and Morgan
                               Stanley DW; Director of the
                               Distributor; Chairman of the Board of
                               Directors and Chief Executive Officer
                               of Novus Credit Services Inc.;
                               Director and/or officer of various
                               Morgan Stanley subsidiaries.

----------
* This is the date the Trustee began serving the Morgan Stanley Funds.



OFFICERS OF THE TRUST


                                 POSITION(S)
   NAME, AGE AND ADDRESS OF       HELD WITH             LENGTH OF
      EXECUTIVE OFFICER           THE TRUST            TIME SERVED
----------------------------- ----------------- -------------------------
Mitchell M. Merin (49)        President and     President since May
1221 Avenue of the Americas   Chief Executive   1999 and Chief
New York, NY                  Officer           Executive Officer since
                                                September 2002



   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- -------------------------------------------------------------
Mitchell M. Merin (49)        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Investment Management (since December 1998); President,
New York, NY                  Director (since April 1997) and Chief Executive Officer
                              (since June 1998) of the Investment Manager and Morgan
                              Stanley Services; Chairman, Chief Executive Officer and
                              Director of the Distributor (since June 1998); Chairman
                              (since June 1998) and Director (since January 1998) of the
                              Transfer Agent; Director of various Morgan Stanley
                              subsidiaries; President (since May 1999) and Chief Executive
                              Officer (since September 2002) of the Morgan Stanley Funds and TCW/DW Term Trusts; President and Chief Executive
                              Officer of the Van Kampen open-end funds (since October
                              2002) and Trustee of various Van Kampen investment companies
                              (since December 1999); previously Chief Strategic Officer of the Investment Manager and Morgan Stanley Services and
                              Executive Vice President of the Distributor (April 1997-June
                              1998), Vice President of the Morgan Stanley Funds (May
                              1997-April 1999), and Executive Vice President of Morgan
                              Stanley.

                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH            LENGTH OF
       EXECUTIVE OFFICER            THE TRUST           TIME SERVED
------------------------------ ------------------- ---------------------
Barry Fink (47)                Vice President,     Since February 1997
1221 Avenue of the Americas    Secretary and
New York, NY                   General Counsel

Thomas F. Caloia (56)          Treasurer           Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Ronald E. Robison (63)         Vice President      Since
1221 Avenue of the Americas                        October 1998
New York, NY

Joseph J. McAlinden (59)       Vice President      Since
1221 Avenue of the Americas                        July 1995
New York, NY

Francis Smith (37)             Vice President      Since
c/o Morgan Stanley Trust       and Chief           September 2002
Harborside Financial Center    Financial Officer
Plaza Two,
Jersey City, NJ



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------------------------------------------------
Barry Fink (47)                General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas    (since December 2000) of Morgan Stanley Investment
New York, NY                   Management; Managing Director (since December 2000), and
                               Secretary and General Counsel (since February 1997) and
                               Director (since July 1998) of the Investment Manager and
                               Morgan Stanley Services; Assistant Secretary of Morgan
                               Stanley DW; Vice President, Secretary and General Counsel
                               of the Morgan Stanley Funds and TCW/DW Term Trusts
                               (since February 1997); Vice President and Secretary of the
                               Distributor; previously, Senior Vice President, Assistant
                               Secretary and Assistant General Counsel of the Investment
                               Manager and Morgan Stanley Services.

Thomas F. Caloia (56)          First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,   Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Ronald E. Robison (63)         Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas    Director (since February 1999) of the Investment Manager
New York, NY                   and Morgan Stanley Services and Chief Executive Officer
                               and Director of the Transfer Agent; previously Managing
                               Director of the TCW Group Inc.

Joseph J. McAlinden (59)       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas    Investment Manager, Morgan Stanley Investment
New York, NY                   Management Inc. and Morgan Stanley Investment LP;
                               Director of the Transfer Agent. Chief Investment Officer of
                               the Van Kampen Funds.

Francis Smith (37)             Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust       Stanley Funds and the TCW/DW Term Trusts (since
Harborside Financial Center    September 2002); Executive Director of the Investment
Plaza Two,                     Manager and Morgan Stanley Services (since December
Jersey City, NJ                2001). Formerly, Vice President of the Investment Manager
                               and Morgan Stanley Services (August 2000-November 2001),
                               Senior Manager at PricewaterhouseCoopers LLP (January
                               1998-August 2000) and Associate--Fund Administration at
                               BlackRock Financial Management (July 1996-December
                               1997).

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.





                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------ ------------------------------------------------ -----------------------------------------------
INDEPENDENT:
Michael Bozic                                  none                                        over $100,000
Edwin J. Garn                                  none                                        over $100,000
Wayne E. Hedien                                none                                        over $100,000
Dr. Manuel H. Johnson                          none                                        over $100,000
Michael E. Nugent                              none                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                         none                                        over $100,000
James F. Higgins                               none                                        over $100,000
Philip J. Purcell                         Over $100,000                                    over $100,000

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Trust.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


     The Board of Trustees currently consists of eight trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 99 Morgan Stanley Funds, comprised of 131 portfolios. As of September 30, 2002, the Morgan Stanley Funds had total net assets of approximately $120 billion and more than six million shareholders.

     Five Trustees have no affiliation or business connection with Morgan Stanley Investment Advisors or any of its affiliated persons and do not own any stock or other securities issued by Morgan Stanley Investment Advisors' parent company, Morgan Stanley. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, six of the Trustees, including all of the Independent Trustees, serve as members of the Derivatives Committee and three trustees including two independent trustees, serve as members of the Insurance Committee. The Trust does not have any nominating or compensation committees.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; and reviewing the adequacy of the Funds' system of internal controls and preparing and submitting Committee meeting minutes to the full Board. All of the members of the Audit Committee are independent as defined in the New York Stock Exchange Corporate Governance Standards for audit committees.

     The Board of the Trust has formed a Derivatives Committee to approve parameters for and monitor the activities of the Trust with respect to derivative investments, if any, made by the Trust. The Derivatives Committee currently consists of Mr. Fiumefreddo and all the Independent Trustees. Finally, the Board of the Trust has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien.

     For the fiscal year ended May 31, 2002, the Board of Trustees of the Trust held 6 meetings, and the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of the Trust held 11, 9, 3 and 2 meeting(s), respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.


AUDIT COMMITTEE REPORT

     The Board of Trustees has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit A.

     The Audit Committee has reviewed and discussed the financial statements of the Trust with management as well as with Deloitte & Touche LLP, the independent auditors for the Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent auditors their independence.

                                      The Audit Committee

                                      Manuel H. Johnson (Chairman)
                                      Michael Bozic
                                      Edwin J. Garn
                                      Wayne E. Hedien
                                      Michael E. Nugent

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY FUNDS


     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Funds complex on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of September 30, 2002, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Funds was approximately $54 million.

     As of the record date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.


COMPENSATION OF TRUSTEES

     The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the

Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee. The Trust pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees. During the Trust's fiscal year ended May 31, 2002, Mr. Fiumefreddo received $1,079.

     The following table illustrates the compensation paid to the Trust's Trustees by the Trust for the fiscal year ended May 31, 2002.


                               TRUST COMPENSATION

                                      AGGREGATE
                                     COMPENSATION
NAME OF TRUSTEE                     FROM THE TRUST
--------------------------------   ---------------
Michael Bozic ..................        $1,600
Edwin J. Garn ..................         1,600
Wayne E. Hedien ................         1,600
Dr. Manual H. Johnson ..........         2,350
Michael E. Nuguent .............         2,100
Charles A. Fiumefreddo .........         1,079

     The following table illustrates the compensation paid to the Trust's Trustees for the calendar year ended December 31, 2001 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2001. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                       TOTAL CASH
                                      COMPENSATION
                                     FOR SERVICES TO
                                    97 MORGAN STANLEY
NAME OF TRUSTEE                           FUNDS
--------------------------------   ------------------
Michael Bozic ..................        $150,150
Edwin J. Garn ..................         150,150
Wayne E. Hedien ................         150,100
Dr. Manuel H. Johnson ..........         219,900
Michael E. Nugent ..............         228,362
Charles A. Fiumefreddo .........         360,000

     As of the date of this Proxy Statement, 51 of the Morgan Stanley Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan

Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Trust for the fiscal year ended May 31, 2002 and by the 52 Morgan Stanley Funds (including the Trust) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, from the Trust as of May 31, 2002 and from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


        RETIREMENT BENEFITS FROM THE TRUST AND ALL MORGAN STANLEY FUNDS

                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------
                                                                                                ESTIMATED ANNUAL
                                     ESTIMATED                        RETIREMENT BENEFITS          BENEFITS
                                      CREDITED                        ACCRUED AS EXPENSES      UPON RETIREMENT(2)
                                       YEARS           ESTIMATED      --------------------    --------------------
                                   OF SERVICE AT     PERCENTAGE OF                 BY ALL       FROM      FROM ALL
                                     RETIREMENT         ELIGIBLE       BY THE     ADOPTING       THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION      TRUST       FUNDS       TRUST      FUNDS
-------------------------------   ---------------   ---------------   --------   ----------   --------   ---------
Michael Bozic .................          10               60.44%        $390      $21,395      $  937     $48,443
Edwin J. Garn .................          10               60.44          596       33,443         944      49,121
Wayne E. Hedien ...............           9               51.37          738       44,952         801      41,437
Dr. Manuel H. Johnson .........          10               60.44          393       22,022       1,390      72,014
Michael E. Nugent .............          10               60.44          677       38,472       1,239      64,157

-------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.


THE INVESTMENT MANAGER

     Morgan Stanley Investment Advisors Inc. is the Trust's investment manager pursuant to an investment management agreement. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Advisors, formerly known as Morgan Stanley Dean Witter Advisors Inc., adopted its current name on June 18, 2001. Morgan Stanley Investment

Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley Investment Advisors' wholly owned subsidiary, Morgan Stanley Services, serves as the Administrator of the Trust. The address of Morgan Stanley Services is 1221 Avenue of the Americas, New York, New York 10020.

     The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer and Barry Fink, Managing Director, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of management, will be resolved with no material effect on the consolidated financial position of the company.

     Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.


                       FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES PAID BY THE TRUST

     The fees for professional services rendered by Deloitte & Touche LLP in connection with the annual audit and review of the Trust's financial statements for its fiscal year ended May 31, 2002 were $27,000.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Deloitte & Touche LLP to the Trust, the investment advisor, or affiliated entities that provide services to the Trust during its most recent fiscal year ended, relating to financial information systems design and implementation.


ALL OTHER FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP for other non-audit services provided to the Trust, the investment advisor and to affiliated entities that provided services to the Trust amounted to $13.8 million, of which approximately $2.3 million related to fees for attestation services such as comfort letters and consents related to SEC and other registration statements, agreed upon procedures and consultation on accounting standards, and approximately $1.2 million related to fees for services such as tax and regulatory consultation, tax return preparation and compliance, and approximately $10.3 million related to services for improving business and operational processes.

     The Audit Committee of the Trust considered whether Deloitte & Touche LLP's provision of non-audit services is compatible with maintaining their independence.


                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than July 10, 2003 for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                            REPORTS TO SHAREHOLDERS

     THE TRUST'S MOST RECENT ANNUAL REPORT FOR THE FISCAL YEAR ENDED MAY 31, 2002 PREVIOUSLY HAS BEEN SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NJ 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                 OTHER BUSINESS

     The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


                       By Order of the Board of Trustees

                                   BARRY FINK

                                   Secretary

                                                                      APPENDIX A


                                 CHARTER OF THE
                                AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit Committee").

1. Structure and Membership Requirements:

   1.01 The Audit Committee shall consist of at least three "independent" directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01B(2) and (3).

   1.02 Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

   1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

   1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2. Meetings:

   2.01 The Audit Committee shall meet at least twice each calendar year.

3. Duties and Powers:

   3.01 Each Fund's outside auditor is ultimately accountable to the Audit Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

   3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

   3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

   3.04 The Audit Committee shall review the independence of the outside auditor, including:

        (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

        (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

        (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

   3.05 The Audit Committee shall oversee any other aspects of the Funds' audit process as it deems necessary and appropriate.

   3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

   3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4. Review of Charter:

   4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

   4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                                MORGAN STANLEY
                         MUNICIPAL PREMIUM INCOME TRUST


                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Municipal Premium Income Trust on December 18, 2002, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated November 4, 2002 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------



TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-837-1893
TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                        FOR ALL
                                                        FOR  WITHHOLD   EXCEPT
                                                        ---    ---        ---
 1. Election of two (2) Trustees:                       ---    ---        ---

    01. Michael Bozic   02. James F. Higgins

    TO WITHHOLD AUTHORITY TO VOTE FOR MY NOMINEE(S) MARK "FOR ALL EXCEPT"
     AND WRITE THE NOMINEE NUMBER(S) ON THE LINE PROVIDED:


COMMON SHARES
PLEASE MARK VOTES AS
IN THE EXAMPLE USING   |X|
BLACK OR BLUE INK

----------------
 CONTROL NUMBER:
----------------

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


---------------------------
Signature


---------------------------
Signature (if held jointly)


---------------------------
Date

-------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                                MORGAN STANLEY
                         MUNICIPAL PREMIUM INCOME TRUST

 ------------------------------------------------------------------------------

                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-837-1893 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

-------------------------------------------------------------------------------


PRX 097

                                MORGAN STANLEY
                         MUNICIPAL PREMIUM INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Municipal Premium Income Trust on December 18, 2002, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated November 4, 2002 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-837-1893
TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                            FOR  WITHHOLD
1. Election of one (1) Preferred Trustee:

                                                            [ ]    [ ]

   01. Charles A. Fiumefreddo

PREFERRED SHARES

PLEASE MARK VOTES AS
IN THE EXAMPLE USING       |X|
BLACK OR BLUE INK






--------------------
CONTROL NUMBER:
--------------------

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


---------------------------
Signature


---------------------------
Signature (if held jointly)


---------------------------
Date

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          PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                                MORGAN STANLEY
                         MUNICIPAL PREMIUM INCOME TRUST

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                                   IMPORTANT


              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-837-1893 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

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PRX00119

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MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Vote Your Proxy Here" link on the website htpps://vote.proxy-direct.com.
     3. Enter the 14-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-597-7836.
     3. Enter the 14-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                   Your Proxy Vote is Important!
                                            Thank You for Submitting Your Proxy.

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